Subsequent Events	6 Months Ended	12 Months Ended
	Oct. 02, 2015	Apr. 03, 2015
Computer Sciences GS Business
Entity Information [Line Items]
Subsequent Events
Subsequent events

Separation and Mergers

As discussed in Note 1, on November 27, 2015, CSC completed the Spin-off of CSRA, including the Computer Sciences GS Business. To effect the separation, CSC distributed all of the shares of CSRA common stock on a pro rata basis to CSC stockholders of record as of November 18, 2015. Following the distribution of shares, CSC and CSRA paid the previously announced aggregate special dividend of $10.50 per share. Of that $10.50 per share dividend, $2.25 was paid by CSC and $8.25 was paid by CSRA.

CSRA’s Form 10 Registration Statement was declared effective on November 6, 2015. CSRA common stock began regular-way trading on the New York Stock Exchange on November 30, 2015 under the ticker symbol CSRA.

Following the Spin-Off, on November 30, 2015 CSRA also completed its previously announced Mergers, which resulted in SRA Parent merging with and into a wholly-owned subsidiary of CSRA. As a result, SRA became an indirect wholly-owned subsidiary of CSRA. Pursuant to the Merger Agreement, CSRA agreed to pay merger consideration consisting of cash and shares of CSRA. Merger consideration consisted of (1) $390,000 in cash and (2) shares of CSRA common stock representing in the aggregate approximately 15.32% of the total number of shares of CSRA common stock outstanding immediately after the Mergers were completed.

The Mergers are expected to provide clients, investors and employees of both companies with significant benefits which include a vastly expanded portfolio of expertise, cost competitiveness and increased financial strength which will position the merged company well for future growth opportunities and ability to further attract industry-leading talent.

The Mergers will be reflected in CSRA’s financial statements using the acquisition method of accounting, with CSRA being considered the accounting acquirer of SRA. The final purchase price for purchase accounting purposes was determined at the time of completion of the Mergers, which includes the fair market value of share consideration issued. The fair market value of shares was determined based on the volume-weighted average price of $30.95 per CSRA share on November 30, 2015, the first day of CSRA’s regular-way trading on the NYSE.

The preliminary allocation of the purchase consideration to the assets acquired and liabilities assumed based on the assumptions described above and the financial statement information of SRA as of September 30, 2015 is as follows:

Estimated total purchase consideration	$2,283,041

Preliminary allocation:
Cash, accounts receivable and other current assets	$312,227
PPE and other long term assets	27,569
Intangibles - customer relationships, backlog and other intangibles assets	892,600
Accounts payable and other current liabilities	(225,186)
Other long term liabilities	(24,100)
Deferred tax liabilities	(261,144)
Total identified net assets acquired	721,966
Goodwill	1,561,075
Estimated total purchase consideration	$2,283,041

The following unaudited pro forma financial information presents results as if the Spin-Off, Mergers and the related financing described below occurred on March 29, 2014. The historical consolidated financial information of Computer Sciences GS and SRA has been adjusted in the pro forma information to give effect to the events that are (1) directly attributable to the transactions, (2) factually supportable and (3) expected to have a continuing impact on the combined results. The unaudited pro forma results do not reflect future events that have occurred or may occur after the transactions, including but not limited to, the impact of any actual or anticipated synergies expected to result from the Mergers. Accordingly, the unaudited pro forma financial information is not necessarily indicative of the results of operations as they would have been had the transactions been effected on the assumed date, nor is it necessarily an indication of future operating results.

	Three Months Ended October 2, 2015
	(Amounts in thousands, except per share data and number of shares)
	Historical Computer Sciences GS Three Months Ended October 2, 2015	Effect of Spin-off	Pro-Forma for Spin-Off Only	Historical SRA Three Months Ended September 30, 2015	Effect of Mergers	Pro Forma for Spin-Off and Mergers
Revenue	$969,053	$—	$969,053	$351,006	$—	$1,320,059
Income from continuing operations attributable to Parent	$47,889	$48,951	$96,840	$(3,942)	$10,579	$103,477

(a) Income from continuing operations attributable to Parent effected for the Spin-Off excludes $41,508 of non-recurring costs incurred to give effect to the separation of the Computer Sciences GS Business from CSC and the subsequent Mergers.
(b) Income from continuing operations effected for the Mergers excludes $7,350 of non-recurring costs incurred to give effect to the Mergers.

	Six Months Ended October 2, 2015
	(Amounts in thousands, except per share data and number of shares)
	Historical Computer Sciences GS Six Months Ended October 2, 2015	Effect of Spin-Off	Pro Forma for Spin-Off Only	Historical SRA Six Months Ended September 30, 2015	Effect of Mergers	Pro Forma for Spin-Off and Mergers
Revenue	$1,927,985	$—	$1,927,985	$709,879	$—	$2,637,864
Income from continuing operations attributable to Parent	$110,566	$63,394	$173,960	$(3,026)	$20,135	$191,069

(a) Income from continuing operations attributable to Parent effected for the Spin-Off excludes $56,285 of non-recurring costs incurred to give effect to the separation of the Computer Sciences GS Business from CSC and the subsequent Mergers.
(b) Income from continuing operations effected for the Mergers excludes $7,350 of non-recurring costs incurred to give effect to the Mergers.

	Three Months Ended October 3, 2014
	(Amounts in thousands, except per share data and number of shares)
	Historical Computer Sciences GS Three Months Ended October 3, 2014	Effect of Spin-off	Pro-Forma for Spin-Off Only	Historical SRA Three Months Ended December 31, 2014	Effect of Mergers	Pro Forma for Spin-Off and Mergers
Revenue	$1,036,288	$—	$1,036,288	$342,018	$—	$1,378,306
Income from continuing operations attributable to Parent	$73,605	$3,915	$77,520	$(6,043)	$(1,950)	$69,527

	Six Months Ended October 3, 2014
	(Amounts in thousands, except per share data and number of shares)
	Historical Computer Sciences GS Six Months Ended October 3, 2014	Effect of Spin-off	Pro-Forma for Spin-Off Only	Historical SRA Six Months Ended December 31, 2014	Effect of Mergers	Pro Forma for Spin-Off and Mergers
Revenue	$2,069,595	$—	$2,069,595	$680,632	$—	$2,750,227
Income from continuing operations attributable to Parent	$140,323	$5,468	$145,791	$(10,201)	$(1,456)	$134,134

Material Agreements

CSRA has entered into a Registration Rights Agreement, a Master Separation and Distribution Agreement, a Non-U.S. Agency Agreement, and a Nomination Agreement with CSC to give effect to the Spin-off and Mergers. Management does not believe these agreements will have a material effect on the financial statements. Additionally, CSRA has entered into the following agreements, which management expects to have a material impact on the financial statement going forward.

Financing Arrangements

On November 27, 2015, CSRA entered into a five-year senior secured revolving credit facility (the “Revolving Credit Facility”) with initial borrowing capacity of $700 million, of which, immediately after the consummation of the Mergers on November 30, 2015, $500 million was available and undrawn to provide support for ongoing business activities. CSRA also entered into (1) a three-year senior secured tranche A1 term loan facility in an aggregate principal amount of $600 million, (2) a five-year senior secured tranche A2 term loan facility in an aggregate principal amount of $1.45 billion and (3) a seven-year senior secured term loan B facility in an aggregate principal amount of $750 million.

CSRA also entered into an amended Master Accounts Receivable Purchase Agreement (“MARPA”) between CSRA, as Seller, and BTMU, Scotiabank and Mizuho Bank, Ltd., each as a Purchaser (the “Purchasers”). The MARPA establishes a receivables purchase facility (the “MARPA Facility”) that provides for up to $450 million in funding based on the near continuous sales of eligible receivables on a non-credit recourse basis and the satisfaction of certain conditions. The MARPA Facility is a committed facility that has an initial term of two years, subject to extensions agreed to by CSRA and the Purchasers, unless earlier terminated by CSRA.

Intellectual Property Matters Agreement

In connection with the Spin-Off, CSRA entered into an Intellectual Property Matters Agreement with CSC that governs the respective rights and responsibilities between CSRA and CSC with respect to intellectual property owned or used by each of the companies. Pursuant to the Master Separation and Distribution Agreement and the Intellectual Property Matters Agreement, CSC retained ownership of all proprietary intellectual property owned by CSC at the time of the Spin-Off and used by CSRA (other than intellectual property licensed from third party vendors for use in CSRA’s business and certain restricted intellectual property developed by CSRA that CSC assigned to CSRA). Pursuant to the Intellectual Property Matters Agreement, CSC granted CSRA a perpetual, royalty-free, non-assignable license to certain know-how owned by CSC that the Computer Sciences GS Business used to run its business prior to the Spin-Off. In addition, CSC granted CSRA a perpetual, royalty-free, non-assignable license to certain software products, trademarks and workflow and design methodologies. The licenses granted to CSRA are restricted to use solely in connection with U.S. federal and certain U.S. state and local government customers. In addition, any improvements CSRA makes to such intellectual property or derivative works of such intellectual property that CSRA develops will be assigned to CSC and licensed back to CSRA subject to the same limitations on use.

In addition, pursuant to the Intellectual Property Matters Agreement CSRA will pay CSC an annual net maintenance fee of $30 million per year for each of the five years following the Distribution in exchange for maintenance services including the right to updates, patches and new versions of certain products that are made generally available to CSC customers during that period that relate to the software products and workflow and design methodologies that are covered by the license. In addition, CSRA will pay CSC additional maintenance fees if CSRA’s total consolidated revenue exceeds $7.0 billion in any fiscal year during the initial five year term or if CSRA’s revenue from cloud computing solutions exceeds $600 million in any fiscal year during the initial five year term. Additional maintenance fees will consist of 0.5% of total consolidated revenues in excess of $7.0 billion in any such fiscal year and 5% of revenues from cloud computing solutions in excess of $600 million in any such fiscal year. CSRA may elect to extend the maintenance term for up to one additional period of five years. Any fees applicable during such extension period will be agreed in advance between CSRA and CSC prior to such time. Under U.S. federal government cost accounting rules, it is possible that a portion of the annual maintenance fee CSRA will pay to CSC may not be an allowable and/or allocable cost. Pursuant to the Intellectual Property Matters Agreement, CSRA will grant CSC a non-exclusive, perpetual, royalty-free, fully paid-up, non-assignable license to any intellectual property acquired or developed by CSRA within six months following the Spin-Off, including all intellectual property rights of SRA for CSC’s use, which license shall be limited to use outside CSRA’s field of U.S. federal and certain state and local government customers during the first five years following the Distribution.

Tax Matters Agreement

In connection with the Spin-off, CSRA entered into a Tax Matters Agreement with CSC that governs the respective rights, responsibilities and obligations of CSC and us with respect to all tax matters and includes restrictions designed to preserve the tax-free status of the Distribution. As a former subsidiary of CSC, CSRA continues to have several liability to the IRS for the full amount of the consolidated U.S. federal income taxes of the CSC consolidated group relating to the taxable periods in which CSRA is part of that group.

The Tax Matters Agreement also provides special rules for allocating tax liabilities in the event that the Spin-Off is not tax- free. The Tax Matters Agreement provides for certain covenants that may restrict CSRA’s ability to pursue strategic or other transactions that otherwise could maximize the value of CSRA and may discourage or delay a change of control that may be considered favorable.

Real Estate Matters Agreement

In connection with the Spin-Off, CSRA entered into a Real Estate Matters Agreement with CSC that governs the respective rights and responsibilities between CSRA and CSC following the Spin-Off with respect to real property used by CSRA but not owned or leased directly from a third party, including the allocation of space within shared facilities and the allocation of standalone facilities between CSRA and CSC. Pursuant to the Real Estate Matters Agreement, CSC transferred to CSRA ownership of certain real property in Daleville, Alabama and in Falls Church, Virginia and CSRA entered into lease or sublease agreements with CSC for space in shared facilities in Falls Church, Virginia, El Segundo, California, Sterling, Virginia and Hanover, Maryland and assumed over 90 lease obligations from CSC.

PBGC Agreement

In connection with the Spin-Off and the Mergers, CSRA became the contributing sponsor and administrator of the Computer Sciences Corporation Employee Pension Plan, which was renamed the CSRA Inc. Employee Pension Plan (the “Plan”). Prior to the Spin-Off, the Pension Benefit Guaranty Corporation (the “PBGC”) opened an investigation into the effect of the Spin-Off and Mergers on the Plan under the PBGC’s early warning program. On November 25, 2015, CSC and CSRA entered into an agreement (the “PBGC Agreement”) with the PBGC. A copy of the PBGC Agreement is attached as Exhibit 99.1 to this Current Report on Form S-1 and the following description of the material terms of the PBGC Agreement is qualified in its entirety by the full text of the PBGC Agreement.

Under the PBGC Agreement, the PBGC has agreed to close its investigation and CSRA has agreed to contribute to the Plan: (a) $50 million on or before August 31, 2018 (the “First Additional Contingent Payment”), and (b) $50 million on or before the last day of CSRA’s fiscal year 2019 (the “Second Additional Contingent Payment” and collectively with the First Additional Contingent Payment, the “Contingent Payments”), in addition to any other contributions required by law, unless certain conditions are met as described below.

CSRA will not be required to contribute the First Additional Contingent Payment if:

(a)	prior to or as of the last day of CSRA’s 2018 fiscal year, CSRA’s consolidated total net leverage ratio as defined in the PBGC Agreement is 2.75 to 1 or lower; or

(b)	at any time prior to August 31, 2018, CSRA has met any two of the following three requirements:

i.	a corporate credit rating higher than BB+ from Standards and Poor’s Ratings Services, Inc., or

ii.	a corporate family rating higher than BA1 from Moody’s Investor Services, Inc. or

iii.	a corporate credit rating higher than BB+ from Fitch Ratings, Inc.

CSRA will not be required to contribute the Second Additional Contingent Payment if prior to the last day of CSRA’s 2019 fiscal year, CSRA has permanently repaid certain amounts of its indebtedness on the terms set out in the PBGC Agreement.

In the event of certain defaults as set forth in the PBGC Agreement, CSRA’s obligation to make the Contingent Payments becomes fixed and the exceptions described above will no longer apply. CSRA will not be required to contribute any remaining unpaid Contingent Payment if on the last day of calendar years 2017 or 2018, or the last day of CSRA’s 2017, 2018 or 2019 fiscal years, the Plan’s funded status as defined in the PBGC Agreement is equal to or is greater than 80% as calculated by the Plan’s actuary.

Other Events

On November 30, 2015, CSRA announced that its board of directors (the “Board”) had declared a quarterly cash dividend of $0.10 per share. The first quarterly dividend will be paid on January 26, 2016 to CSRA stockholders of record at the close of business on January 5, 2016.
The Board also authorized a share repurchase program (the “Share Repurchase Program”), pursuant to which CSRA may, from time to time, purchase shares of its common stock for an aggregate purchase price not to exceed $400 million. The share repurchases may be executed through various means, including, without limitation, open market transactions, privately negotiated transactions or otherwise. The Share Repurchase Program does not obligate CSRA to purchase any shares, and expires on March 31, 2019. The authorization for the Share Repurchase Program may be terminated, increased or decreased by the Board in its discretion at any time.

* * * * *

Subsequent events
The Computer Sciences GS Business evaluated subsequent events for recognition or disclosure through July 10, 2015, the date the Combined Financial Statements were available to be issued.
On April 21, 2015, CSC entered into a Master Accounts Receivable Purchase Agreement between CSC, as seller, and The Royal Bank of Scotland, PLC as purchaser (the “Purchase Agreement”), along with Mitsubishi UFJ Financial Group Ltd. and Bank of Nova Scotia, each as a participant. The structured transaction results in the continuous non-recourse true sale of eligible receivables. The Purchase Agreement establishes a receivables purchase facility (the “Facility”) that provides for up to $450,000 in funding based on the availability of eligible receivables and the satisfaction of certain conditions. The Facility is an uncommitted facility that has a term of one year, unless earlier terminated by CSC or the purchaser (or participants). Under the Facility, CSC has sold eligible Computer Sciences GS Business receivables, including both receivables that have already been billed under an invoice and also certain unbilled receivables arising from contracts where CSC has performed work under a cost-plus-fixed-fee or time-and-materials contract and other required conditions.
On April 27, 2015, CSC completed the divestiture of Welkin Associates Limited (“Welkin”), its U.S.-based provider of systems engineering and technical assistance services to the Intelligence Community and other DoD clients. The Welkin business was included in the Computer Sciences GS Business. This divestiture will not be reported within discontinued operations in accordance with provisions of ASU 2014-08 (Note 1). Total consideration received is $34,000, and the after-tax gain on sale is estimated to be approximately $14,000.